WADDELL & REED ADVISORS FUNDS

Supplement dated September 5, 2008
to
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2008 and Supplemented April 1, 2008 and August 4, 2008

The following information supplements the disclosure regarding the management of Waddell & Reed Advisors Global Bond Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Global Bond Fund, Inc.: Effective September 3, 2008, Daniel J. Vrabac has been appointed co-portfolio manager of the Fund, to serve with Mark G. Beischel. Messrs. Beischel and Vrabac are primarily responsible for the day-to-day management of Waddell & Reed Advisors Global Bond Fund, Inc. Mr. Vrabac had previously served as a portfolio manager for the Fund from September 2000 through March 2007. Mr. Vrabac is Senior Vice President of WRIMCO and IICO, and Vice President of other investment companies for which IICO and WRIMCO serve as investment manager. Mr. Vrabac has been an employee of WRIMCO since 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis on Investments and Finance from Indiana University.

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